                                                                EXHIBIT 10.15(b)

                                 LOAN AGREEMENT
                                --------------

     THIS AGREEMENT, dated as of June 30, 1999, is by and among MERIDIAN NATIONAL CORPORATION, a Delaware corporation ("MNC"), OTTAWA RIVER STEEL CO., an Ohio corporation ("ORS"), ENVIRONMENTAL PURIFICATION INDUSTRIES COMPANY, an Ohio general partnership ("EPI"), on the one hand, and MNP CORPORATION, a Michigan corporation ("Lender"), on the other hand.

                               R E C I T A L S :
                               -----------------

     A. The Borrowers have requested Lender to extend credit to the Borrowers in order to cure certain "Current Defaults" (as defined in a certain letter agreement of April 29, 1999 from the Bank to MNC, ORS, and certain other borrowers) under that certain Loan and Security Agreement, dated as of December 6, 1989 (as amended) by and among the Bank, MNC, ORS, and certain other borrowers (the "Bank's Loan Agreement").

     B. Lender is willing to extend to a loan to the Borrowers, upon the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, the parties to this Agreement, in consideration of their mutual covenants and agreements set forth in this Agreement and intending to be legally bound by this Agreement, covenant and agree as follows:


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

          1.01.  Certain Definitions.  In addition to other words and terms
                 -------------------
defined elsewhere in this Agreement, the following defined words and terms are used in this Agreement as defined in this Section 1.01, except where the context otherwise requires:

          "Account(s)" shall mean all accounts, accounts receivable, contract rights for the payment of money, chattel paper, and all other obligations and receivables now owned or hereafter acquired by any of the Borrowers, whether now existing or hereafter arising, as each of those terms are defined in the UCC.

          "Affiliate" shall mean any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, another Person. For purposes of this definition, a Person shall be deemed to be "controlled by" another Person if such other Person possesses, directly or indirectly, power either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person, or (b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Agreement" shall mean this Loan Agreement and all other agreements, instruments and documents attached to this Agreement, referred to herein or delivered in connection herewith as any or all of the foregoing may be amended, modified or supplemented from time to time.

          "ALTA Loan Policy" shall mean an ALTA Loan Policy of Title Insurance issued by Chicago Title Company in the amount of $1,500,000, insuring Lender that the Mortgage is a second priority lien upon the Mortgaged Property, including insurance against construction liens upon the Mortgaged Property, and containing no exceptions other than Permitted Liens.

          "Bank" shall mean National Bank of Canada, a Canadian chartered bank.

          "Base Rate" the "prime rate" of interest published from time to time by The Wall Street Journal (the "WSJ"), as the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks, with any change in the Base Rate to take effect on the day specified in the WSJ of such change of "prime rate". In the event the WSJ discontinues publication of the "prime rate" and a substitute or substitutes be provided therefor, then such substitute which in the judgment of Lender most nearly provides the measurement now being published by the WSJ shall be used as the Base Rate. In the event the WSJ discontinues publication of the "prime rate" and no substitute is provided therefor, any index, service or publication which in the judgment of Lender most nearly provides the measurement now being provided by the WSJ shall be used in place of the "prime rate" published by the WSJ.

          "Borrowers" shall mean MNC, ORS, and EPI, collectively.

          "Business Day" shall mean any day other than a Saturday, Sunday or public holiday under the laws of the State of Michigan.

          "Closing Date" shall mean the date of this Agreement.

          "Collateral" shall have the meaning assigned to that term in the Security Agreement.

          "Debt" shall have the meaning assigned to that term in the Security Agreement.

          "Demand Promissory Notes" shall mean the Initial Demand Promissory Note and the Additional Demand Promissory Note, collectively.

          "Dividend" shall mean a distribution of cash, securities or other property (other than common or preferred stock of any of the Borrowers) on common or preferred stock of any of the Borrowers.

          "Dollars" and the symbol "$" shall mean lawful money of the United States of America.

          "Environmental Laws" shall mean all federal, state or local environmental laws, including but not limited to, the Clean Water Act, the Clean Air Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and the Comprehensive Environmental Response, Compensation and Liability Act ("Superfund"), as amended, and their state and local law counterparts and all rules and regulations promulgated thereunder.

          "Equipment" shall mean any and all equipment (as that term is defined in the UCC) owned by any of the Borrowers now or at any time hereafter acquired, wherever located, together with all accessories, parts, repairs, replacements, substitutions, attachments, modifications, additions, improvements, upgrades and accessions of, to or upon such items of equipment, now or at any time hereafter acquired.

          "Event of Default" shall mean any of the Events of Default described in Section 6.01 of this Agreement.

          "GAAP" shall mean generally accepted accounting principles in the United States of America applied on a consistent basis and applied to both classification of items and amounts, which shall include but not be limited to the official interpretations thereof by the Financial Accounting Standards Board, its predecessors and successors, as such accounting principles may be amended from time to time.

          "Guarantee" shall include any obligation of any Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, orally or in writing, including, without limiting the generality of the foregoing, through issuance of a letter or other advice of credit, through the providing of any "comfort letter" or other assurance as to the then current or future financial condition, creditworthiness or ability to pay Indebtedness of any other Person, or through any other agreement, contingent or otherwise.

          "Indebtedness" shall mean all items of indebtedness which in accordance with GAAP should be included in determining total liabilities as shown on the liability side of a balance sheet as at the date as of which indebtedness is to be determined.

          "Indebtedness for Money Borrowed" shall mean all Indebtedness (a) which is (i) in respect of borrowed money advances, whether or not secured by a purchase money mortgage or other Lien to secure all or part of the purchase price of property subject to such mortgage or Lien, whether or not evidenced by a note, bond, debenture, or similar evidence of Indebtedness, or (ii) owed to any bank, insurance company or other financial institution in respect of an extension of credit by such bank, insurance company or other financial institution or (b) which consists of a Guarantee in respect of any of the foregoing.

          "Insurance" shall mean the insurance on the Collateral as described in
Section 4.01(e) hereof.

          "Investment" in any Person shall include all investments, computed in accordance with GAAP, made by stock or other securities, purchase, capital contribution, loan, participation, advance, a Guarantee in respect of any Indebtedness of such Person, or otherwise, or by agreeing or becoming or remaining obligated to do any of the foregoing.

          "Law" or "Laws" shall mean any law (including without limitation common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

          "Lender" shall mean MNP Corporation, a Michigan corporation.

          "Lien" or "Liens" shall mean security interests, pledges, bailments, leases (including financing leases), mortgages, the grant of a power to confess judgment when exercisable by its terms, conditional sales and title retention agreements, charges, encumbrances, liens, agreements to give or authorize the filing of any financing statement or similar notice and security devices, arrangements or similar interests in real or personal property.

          "Loan" or "Loans" shall mean the loans as described in Article II hereof.

          "Loan Documents" shall mean this Agreement, the Demand Promissory Notes, the Security Documents, and all other agreements, instruments, certificates and documents contemplated by or delivered or required to be delivered under this Agreement or in connection herewith, in each instance as the same may be amended, modified or supplemented from time to time.

          "Mortgage" shall mean the second mortgage dated as of the date hereof from ORS to Lender with respect to the Mortgaged Property.

          "Mortgaged Property" shall have the meaning set forth in the Mortgage.

          "Official Body" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

          "Permitted Liens" shall mean those liens and encumbrances disclosed on Exhibit B attached hereto.
---------

          "Person" shall mean an individual, corporation, partnership (general or limited), trust, business trust, unincorporated association, joint venture, joint-stock company, limited liability company, Official Body or any other entity of whatever nature.

          "Potential Event of Default" shall mean the occurrence of an event or the existence of a condition or an act or omission which, with (a) the lapse of time prescribed by Article VI hereof, (b) the giving of notice, if required, by Lender of a default under Article VI of this Agreement, or (c) both, would be an Event of Default.

          "Security Agreement" shall mean the Security Agreement dated as of the date hereof, given by the Borrowers to Lender, and all other agreements, instruments and documents attached thereto, referred to therein or delivered in connection therewith as any or all of the foregoing may be amended, modified or supplemented from time to time.

          "Security Documents" shall mean collectively the Security Agreement, the Mortgage, any and all UCC financing statements, and any and all other security documents or agreements executed by the Borrowers as each may be amended, modified or supplemented from time to time.

          "Stock Purchase Agreement" shall mean that certain Stock Purchase Agreement, dated June 25, 1999, by and among the parties listed on Exhibit A attached thereto (the "Buyers"), Lender, and MNC.

          "UCC" shall mean the Uniform Commercial Code (or any successor statute thereto), as in effect in the State of Michigan or any other applicable state. Terms and phrases defined in the UCC are used herein as therein defined, except where the context otherwise requires.

          1.02.  Accounting Principles.  The character or amount of any asset,
                 ---------------------
liability, capital account or reserve and of any item of income or expense to be determined, and any consolidation or other accounting computation to be made, and the construction of any definition containing a financial term, pursuant to this Agreement, shall be determined or made, as the case may be, in accordance with GAAP, unless such principles are inconsistent with the express requirements of this Agreement.

          1.03.  Construction.  Unless the context of this Agreement otherwise
                 ------------
clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or". References in this Agreement to "determination" by Lender means good faith estimates by Lender (in the case of quantitative determinations) and good faith beliefs by Lender (in the case of qualitative determinations). The words "hereof", "herein", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection and exhibit references are to this Agreement unless otherwise specified.

          When, in this Agreement or in any other Loan Document, a representation or warranty is made to "the best knowledge of the Borrowers," such shall mean the actual present knowledge of William D. Feniger or James L. Rosino, after reasonable investigation. Such diligent investigation included, without limitation, consultation with legal counsel to the extent deemed appropriate by the officers of the Borrowers, a review of relevant records of the Borrowers and inquiry of employees of the Borrowers whom the officers of the Borrowers charged with responsibility for such matters.


                                   ARTICLE II
                                   THE CREDIT
                                   ----------

          2.01.  Loans.  (a) Subject to the terms and conditions hereof, and
                 -----
relying upon the representations and warranties of each of the Borrowers herein set forth, Lender agrees to make Loans to the Borrowers (the "Initial Loans") on any Business Day, at any time or from time to time until the aggregate unpaid balance of all advances outstanding under the Initial Loans equal One Million Five Hundred Thousand Dollars ($1,500,000.00). Lender shall not be obligated to relend any portion of the Initial Loans repaid or prepaid by the Borrowers; any reborrowing of the Initial Loans by the Borrowers shall be made at the option of, and in the sole discretion of, Lender.

          (b) Subject to the terms and conditions hereof, and relying upon the representations and warranties of each of the Borrowers herein set forth, Lender may make discretionary additional Loans to the Borrowers (the "Additional Loans") on any Business Day, at any time or from time to time until the aggregate unpaid balance of all advances outstanding under the Additional Loans equal One Million Five Thousand Dollars ($1,500,000.00). Lender shall not be obligated to lend or relend the Additional Loans at any time; each borrowing or reborrowing of an Additional Loan which may be made under this Agreement shall be made at the option of, and in the sole and absolute discretion of, Lender.

          2.02.  Demand Promissory Notes.  The obligation of the Borrowers to
                 -----------------------
repay the aggregate unpaid principal amount of the Initial Loans made by Lender shall be joint and several, and shall be evidenced by the Initial Demand Promissory Note of the Borrowers in the form attached hereto as Exhibit A, in
                                                                ---------
the face amount of One Million Five Hundred Thousand Dollars ($1,500,000.00), bearing interest as set forth in Section 2.03(a) below, and payable in full upon Lender's demand. The obligation of the Borrowers to repay the aggregate unpaid principal amount of the Additional Loans if and when made by Lender shall be joint and several, and shall be evidenced by the Additional Demand Promissory Note of the Borrowers in the form attached hereto as Exhibit A-1, in the face
                                                     -----------
amount of One Million Five Hundred Thousand Dollars ($1,500,000.00), bearing interest as set forth in Section 2.03(a) below, and payable in full upon Lender's demand. Each of the Demand Promissory Notes shall be dated and delivered by the Borrowers to Lender on the Closing Date.

          2.03.  Interest; Payments; Additional Compensation in Certain
                 ------------------------------------------------------
Circumstances.
-------------

          (a) Interest Rate and Payments. The Borrowers shall pay interest upon
              --------------------------
the unpaid principal balance of the Loans outstanding from time to time, which interest shall accrue at the Bank's "Base Rate" (as defined in the Bank's Loan Agreement), plus one (1.00%) percentage point (which amount shall change immediately upon any change in the Bank's Base Rate); provided, however, at any time the Borrowers are not indebted to the Bank, interest shall accrue at the Base Rate plus one (1.0%) percentage point, which amount shall change immediately upon any change in the Base Rate. Interest shall be due and payable on the seventh day of each calendar month commencing on the seventh day of the first calendar month following the Closing Date and on the seventh day of each calendar month thereafter until Lender shall demand repayment of the Loans in full.

          (b)  Place, Time and Amount.  All payments and prepayments to be made
               ----------------------
in respect of the principal or interest on the Loans, and all other charges and amounts payable under this Agreement or the Demand Promissory Notes shall become due at 12:00 o'clock Noon, Detroit time, at the office of Lender, 44225 Utica Road, Utica, Michigan 48317, on the day when due, in Dollars and in funds immediately available at such office.

          (c)  Interest After Maturity or Event of Default.  After an Event of
               -------------------------------------------
Default has occurred and is continuing or after the principal amount of all or any part of any Loan shall have become due and payable by acceleration, declaration, or otherwise, the principal amount of all or any part of any Loan shall thereafter bear interest at an aggregate fluctuating rate per annum which shall be equal to the applicable interest rate then in effect pursuant to Sections 2.03 (a) hereof, plus four (4.00) additional percentage points (the "Default Rate").

          (d)  Maximum Rate.  In no contingency or event shall interest charged
               ------------
hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any Law which a court of competent jurisdiction shall, in a final determination, deem applicable to this Agreement (the "Maximum Rate"). In the event that any such court determines that the rate of interest charged hereunder exceeded the Maximum Rate during any period or periods, the rate of interest hereunder for such period or periods shall be deemed to have been the Maximum Rate, and the rate of interest hereunder shall be deemed to have continued to be and shall continue to be the Maximum Rate for such period as is necessary for the total amount of interest paid or accrued hereunder to equal the amount of interest that would have been paid or accrued hereunder had the interest rate hereunder at all times remained as provided in the preceding subsections of this Section 2.03. If, notwithstanding the foregoing interest rate adjustment, a court of competent jurisdiction determines that Lender has received interest in excess of the Maximum Rate, any such excess shall (i) first, be applied by Lender to any unpaid costs and expenses owed to Lender under this Agreement or any other

Loan Document and to the unpaid principal amount of the Loans made by Lender (without any applicable prepayment penalty), and (ii) second, be refunded by Lender to the Borrowers.

          2.04   Late Charges.  The Borrowers (as applicable) shall pay to
                 ------------
Lender promptly upon demand by Lender, five cents ($0.05) on each dollar of any delinquent payment on any amounts due hereunder or under any of the Loan Documents, which amount is not paid within fourteen (14) days after it is due.

          2.05.  Security For the Debt.  The Debt shall at all times be secured
                 ---------------------
by: (a) a security interest granted and created by the Borrowers in favor of and for the benefit of Lender in the Collateral pursuant to the terms of the Security Agreement; and (b) the Mortgage.


                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Each of the Borrowers makes the following representations and warranties to Lender, as of the date of this Agreement, which representations and warranties shall survive the execution and delivery of this Agreement and the issuance of the Demand Promissory Notes hereunder:

          3.01.  Organization and Qualification.  Each Borrower (other than EPI)
                 ------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of state of its incorporation, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the nature of its activities or ownership of property, or both, requires it to be so qualified or, if not so qualified, in which a failure to so qualify would not have a material adverse effect on its business, operations, properties or financial condition. EPI is a general partnership duly organized, validly existing and in good standing under the laws of state of Ohio, and is duly qualified to do business as a foreign partnership in good standing in each jurisdiction in which the nature of its activities or ownership of property, or both, requires it to be so qualified or, if not so qualified, in which a failure to so qualify would not have a material adverse effect on its business, operations, properties or financial condition.

          3.02.  Power; Legal Capacity.  The Borrowers have the requisite power
                 ---------------------
and authority to execute, deliver and carry out this Agreement, including, without limitation, the Demand Promissory Notes, the other Loan Documents and the other instruments, documents and agreements contemplated or required hereby or thereby, and to make the borrowings provided for herein. The Borrowers have all requisite power and authority under the laws of each state in which they conduct business to own and operate their respective properties and to carry on their respective business as now conducted and as presently proposed to be conducted.

          3.03.  [intentionally omitted]

          3.04.  Conflict with Other Instruments, etc.  Except as set forth on
                 ------------------------------------
Exhibit B attached hereto, the execution and delivery by each of the Borrowers
---------
of this Agreement, the Demand Promissory Notes, the Security Documents, the Loan Documents and the other instruments, documents and agreements contemplated or required hereby or thereby to which it is a party, the consummation of the transactions herein or therein contemplated, and compliance by each of the Borrowers with the terms, conditions and provisions hereof or thereof will not conflict with or result in a breach of any of the terms, conditions or provisions of the articles of incorporation or by-laws of each of the Borrowers, or any Law or any agreement or instrument to which any of the Borrowers is a party or by which any of the Borrowers or its properties is bound or to which any of the Borrowers or its properties is subject, or constitute a default thereunder or result in the creation or imposition of any Lien, other than Liens in favor of Lender.

          3.05.  Authorization, Governmental Approvals.  Except as set forth on
                 -------------------------------------
Exhibit C attached hereto, the execution and delivery of this Agreement, the
---------
making of the borrowings contemplated by the provisions hereof, the execution, issuance and delivery of the Demand Promissory Notes to evidence such borrowings, the execution and delivery of the Security Documents, the Loan Documents and all other instruments, documents and agreements contemplated or required by the provisions hereof or thereof to be executed and delivered by each of the Borrowers and the consummation of the transactions by each of the Borrowers herein and therein contemplated have each been duly authorized by all necessary corporate or partnership action on the part of each of the Borrowers. Except as set forth on Exhibit B, No other authorization, consent, approval,
                       ---------
license or exemption of, and no registration, qualification, designation, declaration or filing with, any Person, and no other vote, authorization, consent or approval of directors of each of the Borrowers, or of any Person, is or was necessary to the valid execution and delivery of this Agreement by each of the Borrowers, the making by each of the Borrowers of the borrowings contemplated by the provisions hereof, the execution, issuance and delivery by each of the Borrowers of the Demand Promissory Notes to evidence such borrowings, the execution and delivery by each of the Borrowers of the Security Documents, the Loan Documents and all other instruments, documents and agreements contemplated or required by the provisions hereof or thereof to be executed and delivered by each of the Borrowers or the consummation by each of the Borrowers of the transactions herein and therein contemplated.

          3.06.  Validity and Binding Effect.  This Agreement, the Demand
                 ---------------------------
Promissory Notes, the Security Documents, the Loan Documents and all other instruments and agreements contemplated thereby to which each of the Borrowers is a party have each been duly and validly executed and delivered by each of the Borrowers and constitute legal, valid and binding obligations of each of the Borrowers enforceable in accordance with their respective terms, except as the enforceability of any of the foregoing may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

          3.07.  Title to Property, etc.  The Borrowers: (a) do not hold any
                 ----------------------
title to any real properties, except for the real property owned by ORS described on an applicable Schedule to the Stock Purchase Agreement (the "Real Property"); (b) have a lessee's leasehold interest in the properties described on the Schedules attached to the Stock Purchase Agreement (such leasehold interests and the Real Property is hereinafter collectively referred to as the "Borrowers' Properties") pursuant to the lease agreements described on the Schedules attached to the Stock Purchase Agreement (the "Borrowers' Leases");
(c) except as set forth on an applicable Schedule to the Stock Purchase Agreement, have maintained the Borrowers' Leases in full force and effect and are not in violation of or default of or have committed a breach of any term, condition or provision of the Borrowers' Leases; (d) maintain their chief executive offices at the locations set forth on Exhibit D; (e) will maintain
                                                ---------
their chief executive offices within the respective states set forth in Exhibit
                                                                        -------
D; and (f) except as set forth on an applicable Schedule to the Stock Purchase
-
Agreement, have and will maintain good and marketable title to all of the Equipment and their other personal property assets purported to be owned by them and necessary to the operation of their businesses as presently conducted, including, without limitation, all of the Collateral in each case free and clear of all Liens (including, without limitation, Liens arising by operation of Law or otherwise in favor of the Environmental Protection Agency, and the Internal Revenue Service). None of the Borrowers' assets are goods covered by a certificate of title (as such terms are defined in the UCC). Except as specifically set forth on the Schedules attached to the Stock

Purchase Agreement, the Borrowers do not lease any personal property.

          3.08. [intentionally omitted]

          3.09.  Books and Records.  Each of the Borrowers makes and keeps
                 -----------------
books, records and accounts which, in reasonable detail, accurately and fairly reflect its business and other transactions and maintains, a system of accounting controls sufficient to assure that (a) business and other transactions are carried out in accordance with authorization of management, (b) business and other transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain adequate accountability for assets and their utilization, (c) access to assets, whether by officers or otherwise, is permitted only in accordance with management's general or specific authorization and (d) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences found to exist.

          3.10.  Taxes.  Each of the Borrowers has filed all required federal,
                 -----
state, local and other tax returns and has paid, all taxes which have become due pursuant to such returns or to assessments received. None of the Borrowers knows of any additional material assessments for which adequate reserves have not been established on the books of the Borrowers.

          3.11.  Litigation or Proceedings; Commitments and Contingencies.
                 --------------------------------------------------------

          (a)  Except as set forth on Exhibit E attached hereto and except for
                                      ---------
actions involving less than $10,000 individually and $50,000 in one aggregate and which are not covered by insurance and which are not being defended by insurance carrier counsel, (i) there is no litigation or any governmental proceeding or investigation pending, or any litigation or governmental proceeding threatened in writing against any of the Borrowers before any Official Body which, if determined adversely to any of the Borrowers, might result in any material adverse change in the financial condition, business or operations of any of the Borrowers or in the inability of any of the Borrowers to perform its obligations under the Loan Documents and (ii) there is no litigation or governmental proceeding or investigation pending or overtly threatened concerning any of the Borrowers arising under any federal, state or local law, regulation or rule regulating (A) the release or discharge of materials into or the protection of the environment, or (B) the management, handling or disposal of hazardous waste or toxic substances, or (C) the public health.

          (b) Except for any Guarantees within the consolidated group, there are no Guarantees of Indebtedness for Money Borrowed of any of the Borrowers or letters of credit as to which any of the Borrowers is an account party. None of the Borrowers is obligated under any Guarantee or has any known contingent liabilities which are required by GAAP to be recorded in its financial statements or disclosed in the notes thereto which are not therein so recorded or disclosed.

          3.12.  Franchises, Permits, etc.   To best of knowledge of the
                 ------------------------
Borrowers, each of the Borrowers possesses adequate franchises, licenses, permits, trademarks and patents to own its properties and to carry on its business as presently conducted.

          3.13.  Compliance with Law.  To best of knowledge of the Borrowers,
                 -------------------
none of the Borrowers is in violation of or subject to any liability on account of any Law, which would result in any material adverse change in the financial condition, business or operations of any of the Borrowers.

          3.14.  Compliance with Environmental Laws.
                 ----------------------------------

          (a) To best of knowledge of the Borrowers, each of the Borrowers is in compliance with all Environmental Laws. Each of the Borrowers will be deemed to be in compliance with this Subsection (a) if it is taking action required by any Official Body within time limits set by such Official Body to correct any violation or if it is contesting an order that is stayed during the pendency of appropriate judicial or administrative proceedings being diligently pursued by it.

          (b) To best of knowledge of the Borrowers, each of the Borrowers has obtained all material permits, licenses and other authorizations which are required for the operation of its business under the Environmental Laws, and each of the Borrowers is in full compliance and shall remain in full compliance with all material terms and conditions of any such permits, licenses and/or authorizations. The consummation of the transactions contemplated by this Agreement will not alter or impair any rights under any such permits, licenses and authorizations. To best of knowledge of the Borrowers, each of the Borrowers is in full compliance with any other material limitations, restrictions, conditions, requirements, schedules, and/or timetables set forth in the Environmental Laws or contained in any order, decree, variance, plan, injunction, judgment, notice or demand letter.

          3.15.  No Environmental Liabilities.  To best of knowledge of the
                 ----------------------------
Borrowers, and except as set forth in Schedule 4.32 of the Stock Purchase Agreement, none of the Borrowers has any liability arising out of the generation, storage, treatment or disposal of any hazardous waste or substance, including, but not limited to, those substances designated under Superfund (42 U.S.C. (S)9603) as hazardous, and any petroleum or petroleum-related materials, the enforcement of which would have a material adverse effect on any of the Borrowers.

          3.16.  [intentionally omitted]

          3.17.  [intentionally omitted]

          3.18.  [intentionally omitted]

          3.19.  No Event of Default; Compliance with Instruments.  No Event of
                 ------------------------------------------------
Default or Potential Event of Default has occurred and except for its obligations to the Bank, none of the Borrowers is in violation of or default of or has committed a breach of any term, condition or provision of any agreement, indenture, instrument, charter instrument, by-law or other instrument to which it is a party or by which it is bound or to which it or any of its properties is subject in any instance where such violation, default or breach would have a material adverse effect on the business, operations, properties or financial condition of any of the Borrowers taken as a whole.

          3.20.  Disclosure.  Neither this Agreement nor any other Loan Document
                 ----------
or any other agreement, document, certificate or statement when furnished in writing to Lender by any of the Borrowers in connection with the transactions contemplated hereby or thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein not misleading in light of the circumstances under which they were made. There is no fact known to any of the Borrowers which materially adversely affects or in the reasonably foreseeable future is reasonably likely materially and adversely to affect the business, property or assets, or financial condition of any of the Borrowers taken as a whole, which has not been set forth in this Agreement, in the other Loan Documents, in the other agreements, documents, certificates and statements furnished in writing to Lender prior to the date hereof in connection with the transactions contemplated hereby or thereby, or in the Stock Purchase Agreement.

          3.21.  Burdensome Obligations.  None of the Borrowers is a party to
                 ----------------------
any agreement, deed, lease or other instrument, which, in the opinion of the management of each of the Borrowers, is so unusual or burdensome as to in the foreseeable future materially and adversely affect or impair the business or assets or the condition, financial or otherwise, of any of the Borrowers.

          3.22.  Continuing Effect.  All representations and warranties of each
                 -----------------
of the Borrowers hereunder shall survive the execution and delivery of this Agreement and the other Loan Documents.


                                   ARTICLE IV
                             CONDITIONS OF LENDING
                             ---------------------

     The obligations of Lender to make the Loans hereunder on any date are subject to the performance by the Borrowers of their respective obligations to be performed hereunder on or before such date and to the satisfaction of the following requirements. If Lender makes a Loan without the satisfaction of a specific requirement set forth below, then the Borrowers, to the extent the requirement is under its control, shall fulfil the requirement within fifteen
(15) days of the date of this Agreement.

          4.01.  Loan.  At the time of making the Loans, Lender shall have
                 ----
received the following documents, together with such other executed originals or copies as Lender may request and the following conditions precedent shall have been satisfied:

          (a) The Demand Promissory Notes, the Security Agreement, the Mortgage, and each of the other Loan Documents as Lender may request duly executed by the parties thereto and delivered to Lender.

          (b) (i) Copies of all documents evidencing corporate action taken by the Borrowers relative to this Agreement and the other Loan Documents in form and substance satisfactory to Lender and counsel for Lender, certified by the respective Secretary of each of the Borrowers, (ii) copies of the By-Laws of each of the Borrowers, certified by the respective Secretary of each of the Borrowers, (iii) a certificate or certificates, dated a recent date, of the Secretary of State or other similar official as to true and correct copies of the Articles of Incorporation of each of the Borrowers, together with all amendments thereto, and the good standing of each of the Borrowers under the Laws of the States of Delaware, Michigan and Ohio (as applicable) and in each state where it is qualified, or is required by law to be so qualified to do business, and (iv) copies of all existing leases of the Borrowers' Properties.

          (c) Certificates, signed by the respective Secretary of each of the Borrowers, certifying as to the name of the respective officers of each of the Borrowers authorized to sign this Agreement and the other Loan Documents and as to the specimens of the true signatures of such officers, on which Lender may conclusively rely until a revised certificate is similarly so delivered.

          (d) Such financing statements, results of Lien searches, and other documents or instruments necessary to collateralize the Loans fully in accordance with the priorities described herein, together with evidence of the filing or recording of such documents or instruments.

          (e) (i)  A commitment for the issuance of the ALTA Loan Policy, and
(ii) insurance certificates for all insurance required by Section 5.01(c) hereof, by the Security Agreement or by the Mortgage, including, without limitation, business interruption insurance and extended fire and casualty insurance (which shall contain a lender's loss payable endorsement and a thirty-day notice of cancellation provision), issued to Lender as an additional named insured and additional loss payee and, in the case of extended fire and casualty insurance, covering the property described in the Security Agreement and the Mortgage, and in compliance with Section 5.01(c) of this Agreement.

          (f) A favorable opinion, dated as of the date of this Agreement, of counsel for the Borrowers in form and scope satisfactory to counsel for Lender, as to such matters relating to the transactions contemplated hereby as Lender and such counsel may reasonably request.

          (g) Each of the Borrowers' representations and warranties in Article III hereof shall be true and accurate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date).

          (h) No Event of Default and no Potential Event of Default shall have occurred and be continuing or shall exist.

          (i) Each of the Borrowers shall be in compliance with each of the covenants set forth in Article V hereof.

          (j) Lender shall have been granted a security interest in the Collateral under the UCC, and all filings, recordings and other actions necessary to perfect such interests shall have been effected.

          (k) The Mortgage shall have been executed and delivered to Lender and shall have been properly recorded in the real estate records in the county where the Mortgaged Property is located, and Lender shall have a lien on the Mortgaged Property, subject only to the Permitted Liens.

          (l) All legal details and proceedings in connection with the transactions contemplated by this Agreement and all documents delivered to Lender pursuant to this Section 4.01 shall be in form and substance satisfactory to Lender and Lender shall have received all such counterpart originals or certified copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to Lender, as Lender shall reasonably request.


                                   ARTICLE V
                                   COVENANTS
                                   ---------

          5.01.  Affirmative Covenants of the Borrowers.  The Borrowers covenant
                 --------------------------------------
to Lender that, so long as the Borrowers may borrow hereunder and until payment in full of the Demand Promissory Notes issued hereunder, and interest thereon, compensation, amounts and obligations payable hereunder and under the other Loan Documents, each of the Borrowers will:

          (a) Preservation of Existence, etc.  Preserve and maintain its
              ------------------------------
existence in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which failure to qualify would have a material adverse effect on the business, operations, properties or financial condition of any of the Borrowers.

          (b) Payment of Taxes, etc.  Pay or discharge all taxes, assessments
              ---------------------
and governmental charges or levies imposed upon it or upon its income or profits and payable by it, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon any properties of any of the Borrowers, provided that none of the Borrowers shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings diligently conducted and for which reserves or other provisions required by GAAP are being maintained on the books of the contesting Borrower with respect thereto.

          (c) Maintenance of Insurance.  Maintain insurance on its properties
              ------------------------
and businesses with responsible insurance carriers in such amounts, of such types and covering such casualties, risks and contingencies as Lender may require, including, without limitation, business interruption insurance and extended fire and casualty insurance, and, in the case of insurance maintained by the Borrowers, naming Lender as an additional loss payee and containing a loss payable endorsement and a thirty (30) day notice of cancellation provision.

          (d) Maintenance of Properties, etc.  Maintain and preserve all of its
              ------------------------------
properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (e) Maintenance of Franchises, Permits, etc.  Maintain and preserve
              ---------------------------------------
adequate franchises, licenses, permits, trademarks and patents which are necessary for the conduct of its business.

          (f) Keeping of Records and Books of Account.  Keep adequate records
              ---------------------------------------
and books of account, in which substantially complete entries will be made in accordance with GAAP reflecting all financial transactions required thereby.

          (g) Visitation Rights.  At any reasonable time and from time to time
              -----------------
upon at least one (1) Business Days' prior notice, permit Lender or any agents or representatives thereof during normal working hours to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrowers and to discuss the affairs, finances and accounts of each of the Borrowers with any of its appropriate employees, officers or directors; provided, however than if an Event of Default has occurred and is continuing, Lender may exercise its visitation rights at any time without notice.

          (h) Compliance with Laws.  Comply with all Laws having applicability
              --------------------
to it or to the business or businesses at any time conducted by the Borrowers, the non-compliance with which would result in a material adverse change in the financial condition, business or operations of any of the Borrowers taken as a whole. Each of the Borrowers will comply with all Environmental Laws or regulations and hazardous waste or toxic substances management, handling or disposal laws and regulations (the non-compliance with which would result in a material adverse change in the financial condition, business or operations of any of the Borrowers taken as a whole), whether regarding (i) the conduct of its business, or (ii) the use, maintenance or operation of property owned or possessed by it or (iii) otherwise. Each of the Borrowers will be deemed to be in compliance with this Subsection (h) if it is taking action required by any Official Body within time limits set by such Official Body to correct any violation or if it is contesting an order that is stayed during the pendency of appropriate judicial or administrative proceedings being diligently pursued by it.

          (i) Loan Documents.  Keep, observe and comply with all covenants and
              --------------
obligations of the Borrowers, which are set forth in the Security Documents, the other Loan Documents or any other agreement or instrument delivered in connection herewith or therewith.

          (j) Further Assurances for the Security Interest.  Do all such other
              --------------------------------------------
acts and things and execute and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as Lender may reasonably deem necessary or advisable from time to time to preserve the security interests granted in the Security Agreement. Lender, and its officers, employees and authorized agents, or any of them, are hereby irrevocably appointed the attorneys-in-fact of the Borrowers (without requiring any of them to serve as such) to do, at the Borrowers' expense, all acts and things which Lender may deem necessary or advisable to preserve, to perfect and continue perfected Lender's security interests in the Collateral, including without limitation the signing and filing of financing, continuation or other similar statements and notices on behalf of each of the Borrowers. Lender agrees that unless an Event of Default shall have occurred and be continuing or shall exist, such acts and things shall be undertaken by Lender after notice to the Borrowers; provided, however, that the
                                                    --------  -------
failure of Lender to give such notice shall not limit, reduce or otherwise affect the rights, powers and privileges of Lender or the obligations of the Borrowers hereunder or under any Loan Document and shall not invalidate, impair or otherwise affect any action or things undertaken by Lender.

          5.02.  Negative Covenants.  Each of the Borrowers covenant to Lender
                 ------------------
that until payment in full of the Loans and all interest thereon, and all amounts and obligations payable hereunder and under the other Loan Documents, each of the Borrowers will not, without the prior written consent of Lender:

          (a)  Amendments.  Take any action to amend its charter documents or
               ----------
bylaws;

          (b)  Stock.  Issue any stock, bonds or other corporate securities or
               -----
grant any option or issue any warrant to purchase or subscribe to any of such securities or issue any securities convertible into such securities;

          (c)  Indebtedness.  Incur any obligation or liability (absolute or
               ------------
contingent), including any mortgage, Guarantee, equipment loan or other long-term debt obligation or increased borrowing under any existing lines of credit, except current liabilities incurred and obligations under contracts entered into in the ordinary course of business and except for increases in the credit lines with steel mills;

          (d)  Dividends.  Except for MNC's Series A and B Preferred Stock,
               ---------
declare or make any Dividend, payment or distribution to its stockholders with respect to its stock or purchase or redeem any shares of its capital stock;

          (e)  Payments To Insiders.  Except to the extent required by the terms
               --------------------
under which MNC's preferred stock was issued and except as required by written employment agreements, make, accrue or become liable for any payment to any officer, director, or stockholder of the Borrowers or any Affiliate of any such Person, other than (i) payment under existing supply contracts and leases, and
(ii) payments of compensation and benefits consistent with the past practices of the Borrowers;

          (f)  Liens.  Mortgage, pledge, or subject to any lien, charge or any
               -----
other encumbrance any of their respective assets or properties;

          (g)  Sales. Sell, assign, or transfer any of its assets, except for
               -----
products sold in the ordinary course of business;

          (h)  Cancellation of Indebtedness.  Cancel any debts or claims, except
               ----------------------------
in the ordinary course of business;


          (i)  Merge. Merge or consolidate with or into any corporation or other
               -----
entity;

          (j)  Bonuses.  Make, accrue or become liable for any bonus, profit
               --------
sharing or incentive payment, except for accruals under existing plans, if any, or increase the rate of compensation payable or to become payable by it to any of its officers, directors or employees;

          (k)  Waiver.  Waive any rights of material value;
               ------

          (l)  Contracts. Modify, amend, alter or terminate any of its executory
               ---------
contracts of a material value or which are material in amount;

          (m)  Breaches. Take or permit any act or omission constituting a
               --------
breach or default under any material contract, indenture or agreement by which it or its properties are bound;

          (n) Investments.  Intentionally make or acquire any Investments in any
              -----------
Person (including any Guarantee of Indebtedness of any Person) except:
Investments (i) in marketable obligations issued or guaranteed by the United States of America or an instrumentality or agency thereof, maturing not more than one year after the date of acquisition thereof, (ii) in certificates of deposit or other obligations maturing not more than one year after the date of acquisition thereof issued by any Bank, (iii) in open market commercial paper with a maturity not in excess of 360 days from the date of acquisition thereof which on the date as of which investments are computed for any purpose under this Agreement has a rating of not less than Standard & Poor's Corporation's "A" or Moody's Investors Service, Inc.'s "A2", and (iv) in repurchase agreements having a maturity of not greater than one year from the date of issuance thereof collateralized by obligations of the United States of America or any agency thereof.

                                  ARTICLE VI
                                    DEFAULT
                                    -------

          6.01.  Events of Default.  An Event of Default shall mean the
                 -----------------
occurrence or existence of one or more of the following described events:

          (a) Any of the Borrowers shall default in the payment of any principal of, or interest on, the Demand Promissory Notes when due, whether upon demand or by acceleration or otherwise; or

          (b) Any of the Borrowers shall default in the payment of any amounts due hereunder (other than as set forth in Section 6.01 (a) above) or under any other Loan Documents and such default shall not be remedied for a period of ten
(10) calendar days after notice thereof to the Borrowers from Lender; or

          (c) Except for defaults currently existing and disclosed on a Schedule to the Stock Purchase Agreement, any of the Borrowers shall default (i) in any payment of principal of or interest on any other obligation for borrowed money or under any Guarantee or contingent liability (including but not limited to reimbursement obligations under letters of credit) beyond any period of grace provided with respect thereto, or (ii) in the performance of any other material covenant, agreement, term or condition contained in any agreement, indenture or instrument under which any such obligation is created if the effect of such default is to cause, or permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity, unless such default is being contested in good faith and by appropriate proceedings diligently conducted; or

          (d) Any representation or warranty made herein or in any other Loan Document by any of the Borrowers shall prove to have been false or misleading in any material respect as of the time made; or

          (e) Any certificate or financial statement furnished pursuant to the provisions of this Agreement or pursuant to any other Loan Document shall prove to have been knowingly false or misleading in any material respect as of the time furnished; or

          (f) Any of the Borrowers shall be in default of the provisions of any of the subsections of Section 5.02 hereunder; or

          (g) Any of the Borrowers shall default in the performance of any other covenant, condition or provision of this Agreement, and such default shall not be remedied for a period of thirty (30) calendar days after either (i) any of the Borrowers (as applicable) shall become aware thereof, or (ii) notice thereof to the Borrowers (as applicable) from Lender; or

          (h) Any of the Borrowers shall default in the performance of any covenant, condition or provision of any Loan Document beyond the date of any applicable grace period; or

          (i) A final judgment which, with other final judgments against any of the Borrowers exceeds an aggregate of $100,000.00 (and not covered by insurance) shall have been entered against any of the Borrowers if, within 30 days after the entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal; or

          (j) Any default under, or institution of foreclosure or other proceedings by a third party to enforce any Lien of any kind upon the Collateral, the Mortgaged Property, or any portion thereof unless any of the Borrowers is contesting such in good faith and has made reserves for loss if recommended by its independent certified accountants; or

          (k) A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any of the Borrowers in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of any of the Borrowers, or for any substantial part of their respective property, or for the winding-up or liquidation of their respective affairs, or such court shall enter a decree or order granting the relief sought in such proceeding and such proceeding shall not have been dismissed within 60 days after the institution thereof; or

          (l) Any of the Borrowers shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any of the Borrowers, or for any substantial part of their respective property, or shall make a general assignment for the benefit of creditors, or shall take any action in furtherance of, or indicating their respective consent to, approval of or acquiescence in, any of the foregoing; or

          (m) The Stock Purchase Agreement is terminated prior to the issuance of the Shares (as defined in the Stock Purchase Agreement) to the Buyers.

          6.02.  Consequences of Event of Default. If an Event of Default
                 --------------------------------
specified under paragraphs (a) through (n) of Section 6.01 shall occur, Lender may, by notice to the Borrowers declare the unpaid balance of the Demand Promissory Notes then outstanding and interest accrued thereon and all other obligations and liabilities of the Borrowers hereunder and thereunder and under the other Loan Documents to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. The rights of Lender set forth in this Section 6.02 shall in no way limit Lender's absolute right to demand payment of the unpaid balance of the Demand Promissory Notes then outstanding and interest accrued thereon.

                                  ARTICLE VII
                                 MISCELLANEOUS
                                 -------------

          7.01.  Modifications, Amendments or Waivers.  Lender, the Borrowers,
                 ------------------------------------
may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document, and Lender may grant waivers or consent to a departure from the due performance of the obligations of the Borrowers hereunder or thereunder; provided, however, that all such
                                       --------  -------
amendments or waivers must be in writing signed by each of the parties hereto.

          7.02.  No Implied Waivers; Cumulative Remedies; Writing Required.  No
                 ---------------------------------------------------------
delay or failure of Lender in exercising any right, power or remedy hereunder or under any other Loan Document shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder and under the other Loan Documents of Lender are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of Lender of any breach or default under this Agreement or under any other Loan Document or any such waiver of any provision or condition of this Agreement or of any other Loan Document must be in writing and shall be effective only to the extent in such writing specifically set forth.

          7.03.  Taxes.  The Borrowers agree to pay any and all stamp, document,
                 -----
transfer or recording taxes, and similar impositions payable or hereafter determined to be payable in connection with this Agreement or any other Loan Document or any other documents, instruments or transactions pursuant to or in connection herewith and therewith, and agree to save Lender harmless from and against any and all present or future claims or liabilities with respect to, or resulting from any delay in paying or omission to pay, any such taxes or similar impositions.

          7.04.  Holidays.  Whenever any payment or action to be made or taken
                 --------
hereunder or under the Demand Promissory Notes shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

          7.05.  Notices.  Any notice, demand, request or other communication
                 -------
which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, or if sent by telecopy, effective upon receipt, or (b) if delivered by overnight courier service, effective on the day following delivery to such courier service addressed as follows:

          THE BORROWERS:
          -------------

          MERIDIAN NATIONAL CORPORATION
          805 Chicago Street
          Toledo, Ohio 43611
          Attn:  William D. Feniger

          LENDER:
          ------

          MNP CORPORATION
          44225 Utica Road
          Utica, Michigan 48317
          Attention: Craig L. Stormer

          7.06. Reimbursement of Expenses; Taxes.   The Borrowers shall promptly
                --------------------------------
upon receipt of a written invoice to pay or cause to be paid or to reimburse Lender and save Lender harmless against liability for the payment of all reasonable out-of-pocket expenses, including, without limitation, the reasonable fees and expenses of counsel to Lender, and, following the occurrence of an Event of Default and prior to the cure or waiver thereof, other reasonable expenses incurred by officers or employees of Lender's credit recovery group (or any successor group) incurred by Lender (a) arising in connection with the development, preparation, printing, execution, performance or delivery of this Agreement, the other Loan Documents, or other instruments and documents to be delivered hereunder or thereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof or thereof, (c) arising in connection with the enforcement of or preservation of rights under this Agreement or the other Loan Documents, collection of any amount due under the Demand Promissory Notes or hereunder or under the other Loan Documents, or the proof and allowability of any claim arising under this Agreement or under any Loan Document, whether in any bankruptcy or receivership proceeding or otherwise, and/or (d) arising in connection with any suit to enforce or enjoin performance hereof or thereof, or any litigation, proceeding, dispute or other adjustment or realignment of the Borrowers' financial structure which necessitates the involvement, approval or consent of Lender or preparation therefor involving or in any way related to this Agreement or the other Loan Documents, including without limitation, in all such events enumerated in subparagraphs (a) through
(d) of this Section 7.06, any and all reasonable attorneys' fees and costs and expenses for litigation, preparation for litigation or otherwise.

          7.07.  Survival.  All representations, warranties, covenants and
                 --------
agreements of the Borrowers contained herein, in any other Loan Document or made in writing in connection herewith or therewith shall survive the execution and delivery of this Agreement and the other Loan Documents, the making of Loans hereunder and the issuance of the Demand Promissory Notes and shall continue in full force and effect so long as any of the Loans is outstanding and until payment in full of all of the Debt and the Borrowers' obligations hereunder or thereunder. The indemnity agreement contained in Section 7.12 of this Agreement shall survive the termination of this Agreement.

          7.08.  Governing Law.  This Agreement, the Demand Promissory Notes,
                 -------------
the Security Documents, the other Loan Documents and the rights and obligations of the parties hereto and thereto shall be deemed to be contracts under the laws of the State of Michigan and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Michigan. The Borrowers agree that any legal suit, action, or proceeding arising out of this Agreement, any Security Documents, the Demand Promissory Notes or any other Loan Document shall be instituted in any state or federal court in the County of Oakland, State of Michigan and waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding in such jurisdiction. The Borrowers further agree that service of process shall be properly served if served personally or by registered mail return receipt requested at the address set forth in Section 7.05.

          7.09.  WAIVER OF RIGHT TO TRIAL BY JURY.  THE BORROWERS HEREBY
                 --------------------------------
EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE BORROWERS WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWERS HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWERS TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          7.10.  Successors and Assigns.  This Agreement shall be binding upon
                 ----------------------
and inure to the benefit of Lender, the Borrowers and their respective heirs, personal representatives, successors and assigns, except that the Borrowers may not assign or transfer their rights hereunder or any interest herein or delegate their duties hereunder without the prior written consent of Lender.

          Lender may assign its rights hereunder and the other Loan Documents to another bank or other entity without the consent of the Borrowers as part of any transaction and Lender shall give the Borrowers prior notice thereof. Lender may furnish any publicly available information concerning the Borrowers and, with the prior written permission of the Borrowers, which consent shall not be unreasonably withheld, any other information concerning the

Borrowers in the possession of Lender from time to time to assignees and prospective assignees.

          7.11.  Severability.  If any term, provision, or restriction of this
                 ------------
Agreement is held to be invalid, void or unenforceable in any way in any jurisdiction, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect in such jurisdiction and shall in no way be affected, impaired or invalidated, and such invalidity, voidness or unenforceability shall not affect the validity and enforceability of such provision, covenant, or restriction in any other jurisdiction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          7.12.  Indemnity.  Each of the Borrowers agrees to indemnify Lender,
                 ---------
its directors, officers and employees and each legal entity if any, who controls Lender (the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all claims, damages, liabilities and expenses (including, without limitation, all reasonable fees of counsel with whom any Indemnified Party may consult and all reasonable expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party in connection with or arising out of the matters referred to herein, in any Security Document, or any other Loan Document (including, without limitation, in any action at law or suit in equity in relation to this Agreement, or any other Loan Document, commenced by a third party, by any of the Borrowers unless such claims, damages, liabilities and expenses result from gross negligence or willful misconduct on the part of the Indemnified Party. The indemnity agreement contained in this Section 7.12 shall survive the termination of this Agreement. Promptly and upon receipt by an Indemnified Party hereunder of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against any of the Borrowers hereunder, notify the Borrowers in writing of the commencement thereof. The Borrowers may participate in the defense of any such action or claim, at their expense, and no settlement thereof shall be made without the approval of the Borrowers and the Indemnified Party. The approval of the Borrowers will not be unreasonably withheld.

          7.13.  Limitation of Liability.  The Borrowers acknowledge and agree
                 -----------------------
that Lender shall not be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than as a sole and direct result of Lender's gross negligence or willful misconduct. In such event, Lender shall be liable to the Borrowers only for actual damages caused by Lender's gross negligence or willful misconduct. The Borrowers expressly agree that in no event will Lender be liable for any indirect, special, consequential or punitive damages in connection with or arising out of any of the Loan Documents. Notwithstanding any other provision of this Agreement or any Loan Document, Lender shall not be liable for any failure or inability to perform or any delay in performance hereunder or under any other Loan Document if such failure, inability or delay is due to act of God, war, civil or industrial disturbance, strikes, natural disaster, equipment malfunction or any other cause which are beyond Lender's reasonable control. The Borrowers shall give Lender written notice of any action or inaction by Lender or any agent or attorney of Lender that may give rise to a claim against Lender or any agent or attorney of Lender or that may be a defense to payment or performance of and of the Debt for any reason, including commission of a tort (subject, in any event, to the first sentence of this paragraph) or violation of any contractual duty or duty implied by law. The Borrowers agree that unless such notice is fully given as promptly as possible (and in any event within thirty (30) days) after any of the Borrowers has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action or inaction, the Borrowers shall not assert, and the Borrowers shall be deemed to have waived, any claim or defense arising therefrom.

          7.14.  Marshaling; Payments Set Aside.  Lender shall not be under any
                 ------------------------------
obligation to marshall any assets in favor of the Borrowers or any other Person or against or in payment of any or all of he Debt. To the extent that any of the Borrowers makes a payment or payments to Lender or Lender enforces its security interests, or Lender exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the applicable Borrower a trustee, receiver or any other Person under any Law, including without limitation any bankruptcy Law, state or federal Law, common Law or equitable cause, then to the extent of any such restoration, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          7.15.  Prior Understandings.  This Agreement supersedes all prior
                 --------------------
understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein.

          7.16.  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

          7.17.  Third Party Beneficiaries.  The provisions of this Agreement
                 -------------------------
are for the benefit of the executing parties hereto only and are not for the benefit of any other Person.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first set forth above.

                                   MERIDIAN NATIONAL CORPORATION,
                                   a Delaware corporation



                                   By: /s/ James L. Rosino
                                       -----------------------------------
                                       James L. Rosino,
                                       Its: Vice President - Finance

                                   OTTAWA RIVER STEEL CO.,
                                   an Ohio corporation


                                   By: /s/ James L. Rosino
                                       -----------------------------------
                                       James L. Rosino,
                                       Its: Vice President - Finance

                      [signatures continued on next page]

                         ENVIRONMENTAL PURIFICATION
                         INDUSTRIES COMPANY, an Ohio
                              general partnership

                              BY:  National Purification, Inc.,
                                   General Partner



                              By:  /s/ James L. Rosino
                                   ---------------------------------------
                                   James L. Rosino
                                   Its: Vice President - Finance

                              AND

                              BY:  MEPI Corp.,
                              General Partner


                              By:  /s/ James L. Rosino
                                   ---------------------------------------
                                   James L. Rosino
                                   Its: Vice President - Finance

                              MNP CORPORATION,
                              a Michigan corporation


                              By: /s/ Craig L. Stormer
                                  ----------------------------------------
                                  Craig L. Stormer
                                  Its: Vice President